UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2010

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware	001-33443 000-29311	No. 20-5653152 No. 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 507-6400

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On August 13, 2010, Dynegy Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Denali Parent Inc., a Delaware corporation (“Parent”), and Denali Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Blackstone Capital Partners V L.P. (“BCP”). The Merger Agreement was approved by the Company’s Board of Directors.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, (ii) the Company or any direct or indirect wholly owned subsidiary of the Company or (iii) stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $4.50 in cash (the “Per Share Merger Consideration”), without interest.

Concurrently with the execution of the Merger Agreement, Merger Sub entered into a Purchase and Sale Agreement (the “NRG PSA”) with NRG Energy, Inc., a Delaware corporation (“NRG”), pursuant to which, upon the terms and subject to the conditions set forth therein and described below, NRG will, at the effective time of the Merger, purchase and assume, and the surviving corporation of the Merger will sell and assign, or cause to be sold and assigned to NRG, four natural gas-fired assets currently owned by Dynegy – the Casco Bay facility in Maine and the Moss Landing, Morro Bay and Oakland facilities in California (the “NRG Sale”).

Consummation of the Merger is subject to customary conditions, including without limitation (i) the approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the approval of the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act of 1935, as amended (“FERC Approval”), (iv) the approval, or a determination that no approval is required, of the New York Public Service commission pursuant to the New York Public Service Law, as amended, (v) notification to the California Public Utilities Commission and the California Independent System Operator, and the expiration of any applicable notice period under California Public Utilities Commission General Order No. 167 (collectively, the “California Regulatory Requirements”) and (vi) the absence of any law, order or injunction prohibiting the Merger. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of the conditions to the obligation of Merger Sub and NRG to effect the NRG Sale (other than the closing of the Merger) and that NRG is ready, willing and able to consummate the NRG Sale in conjunction with the consummation of the Merger. NRG is an intended third-party beneficiary of the Merger Agreement and has the right to specifically enforce the rights and obligations of Parent, Merger Sub and the Company under the Merger Agreement to the extent such rights relate to the assets being sold pursuant to the NRG Sale.

Parent has obtained from BCP an equity financing commitment for the proposed transaction contemplated by the Merger Agreement, the proceeds of which will provide for the necessary funds to consummate the transactions contemplated by the Merger Agreement. BCP has provided the Company with a limited guaranty in favor of the Company dated August 13, 2010 guaranteeing the payment of certain monetary obligations that may be owed by Parent pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Parent.

During the period beginning on August 13, 2010 and continuing until 11:59 p.m. on September 22, 2010 (the “Go-Shop Period”), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties, provide non-public information and participate in discussions and negotiate with third parties with respect to alternative acquisition proposals. Starting at 12:00 a.m. on

September 23, 2010 (the “No Shop Period Start Date”), the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals. However, prior to approval of the Merger by the Company’s stockholders, the no-shop provision is subject to a customary “fiduciary-out” provision which allows the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that the Board of Directors has determined are or could reasonably be expected to, if consummated, result in a transaction more favorable to the Company’s stockholders from a financial point of view than the proposed transaction contemplated by the Merger Agreement (a “Superior Proposal”).

The Company may terminate the Merger Agreement if the Company receives a takeover proposal that the Board of Directors determines in good faith constitutes a Superior Proposal and that failure to terminate could be inconsistent with its fiduciary duties. In connection with such a termination, the Company must pay Parent a $16.3 million fee and reimburse Parent expenses up to $6 million if the termination is in connection with a takeover proposal from a party from whom the Company has received (i) an alternative acquisition proposal prior to the expiration of the Go-Shop Period that the Board of Directors has determined in good faith constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal and (ii) by 11:59 p.m. on September 29, 2010, an alternative acquisition proposal that the Board of Directors determines constitutes a Superior Proposal. The Company also may be obligated to pay a termination fee of up to $50 million or up to $10 million of Parent’s expenses under certain other circumstances. Each of the parties to the Merger Agreement is entitled to specific performance, and in certain circumstances where a court of competent jurisdiction declines to specifically enforce the obligations of the Parent and Merger Sub, the Company is entitled to a reverse termination fee of $100 million, less certain Parent reimbursement and indemnification obligations in connection with the arrangement of certain third party investments and the financing of the Merger.

The representations, warranties and covenants of the Company contained in the Merger Agreement (including such representations and warranties contained in the NRG PSA that are representations and warranties of the Company pursuant to the Merger Agreement) have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

The Company is a third party beneficiary of the NRG PSA and has the right to enforce the obligations of NRG and Merger Sub under the NRG PSA, and no party to the NRG PSA may amend or waive any condition thereunder without the Company’s consent if such waiver or amendment would be adverse to the Company in any material respect. The parties to the NRG PSA are required to use reasonable best efforts to take all actions reasonably necessary to consummate the NRG Sale, including obtaining all necessary regulatory approvals, and NRG is required to sell certain of its assets as may be required to obtain such regulatory approvals.

Consummation of the NRG Sale is subject to customary conditions, including without limitation (i) the expiration or early termination of the waiting period applicable to the consummation of the NRG Sale under the HSR Act, (ii) the receipt of FERC Approval, (iii) the satisfaction of the California Regulatory Requirements and the filing of updates in disclosure statements required by California Health and Safety Code Section 25112.5 by entities in California holding hazardous waste permits, (iv) the approval of the Federal Communications Commission, (v) the absence of any law, order or injunction prohibiting the NRG Sale, (vi) the absence of a total loss of certain assets to be sold in the NRG Sale and (vii) the simultaneous closing of the Merger. In addition, the obligation of NRG to consummate the NRG Sale is subject to the absence of any event, effect, change, circumstance or occurrence having occurred and continuing, from the date of the NRG PSA to the effective time of the NRG Sale, that has had a Material Adverse Effect (as defined in the NRG PSA), but only to the extent such Material Adverse Effect would permit the Company and its affiliates not to consummate the proposed transactions contemplated by the Merger Agreement.

Assuming all necessary conditions are satisfied, which cannot be guaranteed, the Merger is expected to close in the fourth quarter 2010.

The foregoing description of the Merger Agreement and the NRG PSA and the proposed transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the NRG PSA attached hereto as Exhibit 2.1 which is incorporated herein by reference.

ITEM 8.01	Other Items

On August 13, 2010, the Company issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 13, 2010, the Company issued a letter to employees of the Company, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and its exhibits contain statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this release, other than statements of historical fact, that address activities, events or developments that we or our management expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements represent our reasonable judgment on the future based on various factors and using numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause our actual results and financial position to differ materially from those contemplated by the statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate”, “estimate”, “project”, “forecast”, “plan”, “may”, “will”, “should”, “expect” and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:

(i) the timing and anticipated benefits to be achieved through our 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which we are, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v) anticipated liquidity in the regional power and fuel markets in which we transact, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of a market recovery over the longer term; (viii) the effectiveness of our strategies to capture opportunities presented by changes in commodity prices and to manage our exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the U.S. economy, its trajectory and its impacts; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) beliefs and expectations regarding the Plum Point Project; (xiii) expectations regarding our revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiv) our focus on safety and our ability to efficiently operate our assets so as to maximize our revenue generating opportunities and operating margins; (xv) beliefs about the outcome of legal, regulatory, administrative and legislative matters; (xvi) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; and (xvii) uncertainties associated with the proposed Dynegy-Blackstone Capital Partners V L.P. (“BCP”) transaction, including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed transaction and the sale by BCP of certain assets to NRG Energy Inc. (the “NRG Sale”), the expected timing of completion of the proposed transaction, the satisfaction of the conditions to the consummation of the proposed sale to BCP and the NRG Sale and the ability to complete the proposed transaction.

Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

Additional Information and Where to Find It

In connection with the Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from the Company’s website, http://www.dynegy.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are furnished as part of this report:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 13, 2010, among Dynegy Inc., Denali Parent Inc. and Denali Merger Sub Inc.

99.1	Press Release dated August 13, 2010.

99.2	Letter to Employees dated August 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: August 13, 2010	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President and Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Date: August 13, 2010	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 13, 2010, among Dynegy Inc., Denali Parent Inc. and Denali Merger Sub Inc.

99.1	Press Release dated August 13, 2010.

99.2	Letter to Employees dated August 13, 2010.